UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05987

Morgan Stanley New York Municipal Money Market Trust
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

John H. Gernon
522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-0289

Date of fiscal year end:	December 31,

Date of reporting period:	December 31, 2014

Item 1 - Report to Shareholder

Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
Nancy C. Everett
Jakki L. Haussler
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

John H. Gernon
President and Principal Executive Officer

Stefanie V. Chang Yu
Chief Compliance Officer

Joseph C. Benedetti
Vice President

Francis J. Smith
Treasurer and Principal Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Adviser

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Please read the Prospectus carefully before investing.

Morgan Stanley Distribution, Inc., member FINRA.

© 2015 Morgan Stanley

DWNANN
1116412 EXP 02.29.16

INVESTMENT MANAGEMENT

Morgan Stanley New York Municipal Money Market Trust

Annual Report

December 31, 2014

Morgan Stanley New York Municipal Money Market Trust

Table of Contents

Welcome Shareholder	3
Fund Report	4
Expense Example	8
Portfolio of Investments	9
Statement of Assets and Liabilities	15
Statement of Operations	16
Statements of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	25
Report of Independent Registered Public Accounting Firm	27
U.S. Privacy Policy	28
Trustee and Officer Information	33

Welcome Shareholder,

We are pleased to provide this annual report, in which you will learn how your investment in Morgan Stanley New York Municipal Money Market Trust (the "Fund") performed during the latest twelve-month period. It includes an overview of the market conditions and discusses some of the factors that affected performance during the reporting period. In addition, the report contains financial statements and a list of portfolio holdings.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. Please see the prospectus for more complete information on investment risks.

Fund Report (unaudited)

For the year ended December 31, 2014

Market Conditions

For the 12 months ending December 31, 2014, municipal money market yields held at historic lows. Volatility was suppressed with the only significant uptick in rates occurring during the tax payment season in late April. Total assets in tax-free money funds drifted lower and crossover investors continued to exit the market.

Nevertheless, the market saw little relief from tight supply conditions. The amount of outstanding variable rate debt has been declining for several years. Municipal issuers continue to favor long-term fixed rate debt over variable rate options as they seek to lock in low financing costs. At the same time, dislocations suffered during the financial crisis and new hurdles introduced by regulatory reform have made variable rate structures less appealing to issuers. A drop in cash flow borrowing has also contributed to lack of supply as municipal governments repair balance sheets, reducing the need to close budget gaps with short-term note financing.

Weekly variable rate demand obligations (VRDOs) make up the largest component of tax-free money market instruments. Much of the seasonal volatility traditionally seen in variable rate yields has disappeared with the compression of interest rates and dearth of new supply. The Securities Industry and Financial Markets Association (SIFMA) Index, which measures rates for weekly VRDOs, averaged just five basis points over the course of calendar year 2014, down from an average of nine basis points the previous year.(i) Yields for longer fixed-rate paper also moved significantly lower, with major cash flow note issuers enjoying their lowest financing costs on record. High-quality one-year notes priced between 11 and 12 basis points during the cash flow borrowing season in June, as compared to 18 to 19 basis points one year earlier.(ii)

Short-term variable-rate short-put issuance slowed 17.7% in 2014 to $10.9 billion, down from $13.2 billion in 2013.(iii) Total outstanding VRDOs declined during 2014, continuing a trend in place for several years.(iii) In an environment of historically low interest rates, municipal issuers have moved to lock in long-term, fixed-rate financing. As a result, the market has witnessed an ongoing stream of variable-to-fixed rate conversions and new VRDO issuance remains flat.

The slowly improving U.S. economy has bolstered state and local government financial outlook, and strengthened the credit standing of most states and many local governments. Both Fitch and Moody's Investors Services say they expect a "stable" year ahead, thanks to a consistent but slow economic recovery. That outlook would improve if growth in tax revenues for state and local governments picks up speed, according to Moody's.

(i)  Source: Bloomberg L.P., data as of December 31, 2014. SIFMA Index is issued weekly and is compiled from the weekly interest rate resets of tax-exempt variable rate issues included in a database maintained by Municipal Market Data which meet specific criteria established from time to time by The Securities Industry and Financial Markets Association.

(ii)  Source: Bloomberg L.P., data as of December 31, 2014.

(iii)  Source: The Bond Buyer, data as of December 31, 2014.

In the State of New York, the government is projecting a comfortable budget surplus, a dramatic turn from the fiscal pressures suffered during the recent economic crisis. Better control over state spending coupled with a windfall from financial institution settlements contributed to the change of fortunes. Budgetary balance and an improving economy may allow the State to contemplate tax cuts that would improve competitive positioning.

Despite the disruptive crosscurrents in its key financial sector, New York has recovered as well as any state. New York's economy has matched the performance of the national economy so far and we believe is likely to accelerate along with the national economy in the coming year.

New York's businesses have restored or replaced all of the jobs that were lost during the recession and then some. The state is only one of a handful of states, mostly those benefiting from the boom in the energy sector, to do so.

Performance Analysis

As of December 31, 2014, Morgan Stanley New York Municipal Money Market Trust had net assets of approximately $1.4 billion and an average portfolio maturity of 18 days. For the 12-month period ended December 31, 2014, the Fund's Class R and Class S shares provided a total return of 0.01 percent. For the seven-day period ended December 31, 2014, the Fund provided an effective annualized yield of 0.01 percent

(subsidized) and –0.53 percent (non-subsidized) and a current yield of 0.01 percent (subsidized) and –0.53 percent (non-subsidized), while its 30-day moving average yield for December was 0.01 percent (subsidized) and –0.51 percent (non-subsidized). Yield quotations more closely reflect the current earnings of the Fund. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

With short-term municipal interest rates hovering near zero and the maturity yield curve highly compressed, there has been little incentive to extend portfolio duration. Daily and weekly VRDOs continue to represent the large majority of investment commitments. Portions of the portfolio are also allocated to longer floating-rate structures and short-maturity tax-exempt commercial paper. Purchases of longer-term fixed rate instruments have been highly selective. The portfolio's weighted average maturity (WAM) and weighted average life (WAL) were both 18 days at month-end.

Municipal government finances are on the mend and budgetary performance has improved, but state and local borrowers still face significant challenges. We will adhere to a cautious approach in the weeks and months immediately ahead, staying alert to ongoing developments. With the Federal Reserve's program of quantitative easing now fully unwound, we will continue to emphasize high levels of liquidity as the market tries to gauge the timing of next steps.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

PORTFOLIO COMPOSITION as of 12/31/14
Weekly Variable Rate Bonds	72.5%
Daily Variable Rate Bonds	9.6
Municipal Bonds & Notes	6.2
Commercial Paper	6.1
Closed-End Investment Companies	4.9
Put Option Bond	0.7
MATURITY SCHEDULE as of 12/31/14
1 - 30 Days	93.1%
31 - 60 Days	0.9
61 - 90 Days	0.7
121 + Days	5.3

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the types of securities mentioned above. Portfolio composition and maturity schedule are as a percentage of total investments.

Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund will invest in high quality, short-term securities that are normally municipal obligations that pay interest exempt from federal and New York income taxes. The Fund's "Adviser," Morgan Stanley Investment Management Inc., seeks to maintain the Fund's share price at $1.00. The share price remaining stable at $1.00 means that the Fund would preserve the principal value of your investment.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q and monthly holdings for each money market fund on Form N-MFP. Morgan Stanley does not deliver these reports to shareholders, nor are the first and third fiscal quarter reports posted to the Morgan Stanley public web site. However, the holdings for each money market fund are posted to the Morgan Stanley public web site. You may obtain the Form N-Q filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 548-7786, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Expense Example (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including advisory fees, administration fees, shareholder services fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 07/01/14 – 12/31/14.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds that have transactional costs, such as sales charges (loads) or exchange fees.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/14	12/31/14	07/01/14 – 12/31/14
Class R
Actual (0.01% return)	$1,000.00	$1,000.05	$0.25
Hypothetical (5% annual return before expenses)	$1,000.00	$1,024.95	$0.26
Class S
Actual (0.01% return)	$1,000.00	$1,000.05	$0.25
Hypothetical (5% annual return before expenses)	$1,000.00	$1,024.95	$0.26

  @  Expenses are equal to the Fund's annualized expense ratios of 0.05% and 0.05% for Class R and Class S shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). If the Fund had borne all of its expenses, the annualized expense ratios would have been 0.56% and 0.56% for Class R and Class S shares, respectively.

Morgan Stanley New York Municipal Money Market Trust

Portfolio of Investments  ■  December 31, 2014

PRINCIPAL AMOUNT (000)		COUPON RATE (a)	DEMAND DATE (b)	MATURITY DATE	VALUE
	Weekly Variable Rate Bonds (72.8%)
$9,145	Amherst Development Corporation, NY, Student Housing Facility South Lake Village Ser 2010 B	0.10%	01/07/15	10/01/35	$9,145,000
6,365	Dutchess County Industrial Development Agency, NY, Marist College Ser 2008	0.03	01/07/15	07/01/38	6,365,000
27,800	Long Island Power Authority, NY, Electric System Ser 2012 C	0.02	01/07/15	05/01/33	27,800,000
36,415	Nassau County Interim Finance Authority, NY, Sales Tax Ser 2008 B	0.02	01/07/15	11/15/21	36,415,000
	New York City Cultural Resources Trust, NY,
31,400	New York Botanical Garden Ser 2009 A	0.03	01/07/15	07/01/32	31,400,000
6,700	The Metropolitan Museum of Art Ser 2006 A-1	0.03	01/07/15	10/01/36	6,700,000
4,140	The Metropolitan Museum of Art Ser 2006 A-2	0.03	01/07/15	10/01/36	4,140,000
	New York City Health & Hospitals Corporation, NY,
26,270	Health System Ser 2008 B	0.03	01/07/15	02/15/31	26,270,000
22,700	Health System Ser 2008 C	0.02	01/07/15	02/15/31	22,700,000
	New York City Industrial Development Agency, NY,
4,280	Auditory & Oral School Ser 2006	0.05	01/07/15	12/01/32	4,280,000
9,085	Civic Facilities New York Law School Ser 2006 B-1	0.03	01/07/15	07/01/36	9,085,000
19,200	New York City Municipal Water Finance Authority, NY, Water & Sewer System Fiscal 2008 Subser B-1A	0.03	01/07/15	06/15/24	19,200,000
	New York City Transitional Finance Authority, NY,
5,625	Building Aid Fiscal 2012 Subser S-1A ROCs II-R Ser 14075 (c)	0.05	01/07/15	07/15/19	5,625,000
4,400	Future Tax Fiscal 2010 Ser F Subser F-5	0.02	01/07/15	02/01/35	4,400,000
24,200	Future Tax Fiscal 2013 Ser A Subser A-7	0.03	01/07/15	08/01/39	24,200,000
18,800	Future Tax Fiscal 2013 Ser C-5	0.03	01/07/15	11/01/41	18,800,000
9,125	Recovery Fiscal 2003 Ser 3 Subser 3G	0.03	01/07/15	11/01/22	9,125,000

See Notes to Financial Statements

Morgan Stanley New York Municipal Money Market Trust

Portfolio of Investments  ■  December 31, 2014 continued

PRINCIPAL AMOUNT (000)		COUPON RATE (a)	DEMAND DATE (b)	MATURITY DATE	VALUE
	New York City, NY,
$7,675	Fiscal 2004 Subser A-5	0.04%	01/07/15	08/01/31	$7,675,000
25,800	Fiscal 2006 Subser F-4 A	0.04	01/07/15	09/01/35	25,800,000
19,600	Fiscal 2012 Subser G-3	0.04	01/07/15	04/01/42	19,600,000
6,200	Fiscal 2013 Ser D & E ROCs II-R Ser 14045 (c)	0.04	01/07/15	08/01/20	6,200,000
27,110	Fiscal 2013 Subser A-4	0.03	01/07/15	10/01/41	27,110,000
	New York State Dormitory Authority,
7,945	Catholic Health System Ser 2006 A	0.04	01/07/15	07/01/25	7,945,000
6,400	Catholic Health System Ser 2008	0.04	01/07/15	07/01/34	6,400,000
16,485	City University System Cons 5th Ser 2008 C	0.05	01/07/15	07/01/31	16,485,000
9,100	City University System Cons 5th Ser 2008 D	0.03	01/07/15	07/01/31	9,100,000
5,000	Columbia University Ser 2003 B	0.03	01/07/15	07/01/28	5,000,000
45,380	Columbia University Ser 2009 A	0.02	01/07/15	09/01/39	45,380,000
16,940	Cornell University Ser 2000 B	0.04	01/07/15	07/01/30	16,940,000
6,275	Cornell University Ser 2004 A	0.04	01/07/15	07/01/33	6,275,000
18,700	Cornell University Ser 2004 B	0.04	01/07/15	07/01/33	18,700,000
24,885	Mental Health Services Facilities Ser 2003D-2E	0.04	01/07/15	02/15/31	24,885,000
27,000	Mental Health Services Facilities Ser 2003D-2F	0.03	01/07/15	02/15/31	27,000,000
38,365	Mental Health Services Facilities Ser 2003D-2H	0.04	01/07/15	02/15/31	38,365,000
12,340	New York Law School Ser 2009	0.03	01/07/15	07/01/38	12,340,000
20,000	Personal Income Tax Education Ser 2006 D Eagle #20060164 Class A (c)	0.05	01/07/15	03/15/36	20,000,000
11,000	Personal Income Tax Education Ser 2006 D ROCs II-R Ser 12106 (c)	0.04	01/07/15	04/01/15	11,000,000
2,300	Personal Income Tax Ser 2011 A ROCs II-R Ser 11975 (c)	0.04	01/07/15	03/15/19	2,300,000
10,305	Pratt Institute Ser 2009 A	0.10	01/07/15	07/01/28	10,305,000
7,105	Pratt Institute Ser 2009 B	0.10	01/07/15	07/01/34	7,105,000
28,900	Rockefeller University Ser 2008 A	0.06	01/07/15	07/01/39	28,900,000
31,850	Rockefeller University Ser 2009 B	0.04	01/07/15	07/01/40	31,850,000
4,790	The Metropolitan Museum of Art Ser B	0.03	01/07/15	07/01/23	4,790,000

See Notes to Financial Statements

Morgan Stanley New York Municipal Money Market Trust

Portfolio of Investments  ■  December 31, 2014 continued

PRINCIPAL AMOUNT (000)		COUPON RATE (a)	DEMAND DATE (b)	MATURITY DATE	VALUE
	New York State Energy Research & Development Authority Facilities,
$31,500	Consolidated Edison Co. Ser 2005 Subser A-2	0.02%	01/07/15	05/01/39	$31,500,000
27,500	Consolidated Edison Co. Ser 2010 Subser A-3 (AMT)	0.03	01/07/15	06/01/36	27,500,000
3,495	New York State Environmental Facilities Corporation, Clean Water & Drinking Ser 2008 B PUTTERs Ser 2900 (c)	0.05	01/07/15	12/15/15	3,495,000
	New York State Housing Finance Agency,
24,750	Avalon Bowery Place I Ser 2010 A	0.02	01/07/15	11/01/37	24,750,000
25,000	Gotham West Housing Ser 2012 A-1	0.03	01/07/15	05/01/45	25,000,000
10,000	Maestro West Chelsea Ser 2013 A	0.03	01/07/15	11/01/47	10,000,000
31,025	Related-Taconic West 17th Street Ser 2009 A	0.02	01/07/15	05/15/39	31,025,000
12,000	Riverside Center 2 Ser 2012 A	0.03	01/07/15	11/01/46	12,000,000
15,000	New York State Mortgage Agency, Homeowner Mortgage Ser 159	0.03	01/07/15	10/01/38	15,000,000
	New York State Urban Development Corporation,
7,420	Personal Income Tax Ser B PUTTERs Ser 2887 (c)	0.05	01/07/15	03/15/15	7,420,000
45,700	Service Contract Ser 2008-A-1	0.04	01/07/15	01/01/30	45,700,000
13,900	Service Contract Ser 2008-A-5	0.04	01/07/15	01/01/30	13,900,000
33,410	Triborough Bridge & Tunnel Authority, NY, Subser 2001 B	0.02	01/07/15	01/01/32	33,410,000
	Total Weekly Variable Rate Bonds (Cost $983,800,000)				983,800,000
	Daily Variable Rate Bonds (9.7%)
	Metropolitan Transportation Authority, NY,
23,305	Dedicated Tax Ser 2008 A-1	0.02	01/02/15	11/01/31	23,305,000
11,000	Transportation Ser 2005 E Subser E-3	0.02	01/02/15	11/01/35	11,000,000
2,750	Nassau County Industrial Development Agency, NY, Cold Spring Harbor Laboratory Ser 1999	0.03	01/02/15	01/01/34	2,750,000
	New York City Municipal Water Finance Authority, NY,
5,715	Second General Fiscal 2007 Ser CC-1	0.03	01/02/15	06/15/38	5,715,000
25,310	Water & Sewer System Fiscal 2008 Ser B-3	0.02	01/02/15	06/15/25	25,310,000

See Notes to Financial Statements

Morgan Stanley New York Municipal Money Market Trust

Portfolio of Investments  ■  December 31, 2014 continued

PRINCIPAL AMOUNT (000)		COUPON RATE (a)	DEMAND DATE (b)	MATURITY DATE	VALUE
$4,500	Water & Sewer System Fiscal 2015 Subser BB-1	0.02%	01/02/15	06/15/49	$4,500,000
	New York City Transitional Finance Authority, NY,
7,000	Future Tax Fiscal 2003 Ser C Subser C-5	0.02	01/02/15	08/01/31	7,000,000
18,500	Future Tax Fiscal 2010 Ser G Subser G-5	0.02	01/05/15	05/01/34	18,500,000
7,000	Future Tax Fiscal 2014 Ser D Subser D-3	0.02	01/02/15	02/01/44	7,000,000
	New York City, NY,
7,000	Fiscal 2008 Ser J Subser J-3	0.02	01/05/15	08/01/23	7,000,000
5,200	Fiscal 2008 Subser L-3	0.02	01/02/15	04/01/36	5,200,000
3,950	Fiscal 2012 Subser G-6	0.01	01/02/15	04/01/42	3,950,000
9,500	Fiscal 2013 Ser F Subser F-3	0.02	01/02/15	03/01/42	9,500,000
	Total Daily Variable Rate Bonds (Cost $130,730,000)				130,730,000
		COUPON RATE	YIELD TO MATURITY ON DATE OF PURCHASE
	Municipal Bonds & Notes (6.2%)
3,900	Bridgehampton Union Free School District, NY, Ser 2014-15 TANs, dtd 09/09/14	1.00%	0.33%	06/25/15	3,912,517
12,525	Columbia County, NY, Ser 2014 A BANs, dtd 02/06/14	1.25	0.26	02/05/15	12,536,851
36,000	Erie County Fiscal Stability Authority, NY, Ser 2014 A BANs, dtd 09/18/14	1.25	0.16	07/31/15	36,227,399
	Metropolitan Transportation Authority, NY,
250	Transportation Ser 2010 D, dtd 12/16/14	4.00	0.25	11/15/15	258,140
2,150	Transportation Ser 2011 A, dtd 12/19/14	4.00	0.21	11/15/15	2,220,766
610	Transportation Ser 2012 D, dtd 11/24/14	4.00	0.25	11/15/15	629,883
13,000	New Rochelle City School District, NY, Ser 2014 TANs, dtd 08/22/14	1.00	0.14	06/26/15	13,053,857

See Notes to Financial Statements

Morgan Stanley New York Municipal Money Market Trust

Portfolio of Investments  ■  December 31, 2014 continued

PRINCIPAL AMOUNT (000)		COUPON RATE	YIELD TO MATURITY ON DATE OF PURCHASE	MATURITY DATE	VALUE
$250	New York City Transitional Finance Authority, NY, Future Tax Fiscal 2006 Ser A Senior Subser A-1, dtd 11/19/14	5.00%	0.23%	11/01/15	$259,906
10,650	New York City, NY, Fiscal 2014 Ser K, dtd 07/03/14	2.00	0.12	08/01/15	10,765,985
4,112	Ossining Village, NY, Ser 2014 BANs, dtd 11/18/14	1.00	0.29	11/18/15	4,137,353
	Total Municipal Bonds & Notes (Cost $84,002,657)				84,002,657
	Commercial Paper (6.1%)
	Metropolitan Transportation Authority, NY,
20,000	Transportation Ser CP-2 Subser B	0.06	0.06	01/13/15	20,000,000
27,420	Water 2008 Ser A-1	0.08	0.08	01/07/15	27,420,000
5,000	New York State Dormitory Authority, Columbia University Ser 2002 C	0.06	0.06	01/07/15	5,000,000
	New York State Power Authority,
10,000	Ser 1	0.07	0.07	01/13/15	10,000,000
20,000	Ser 2	0.06	0.06	01/08/15	20,000,000
	Total Commercial Paper (Cost $82,420,000)				82,420,000
		COUPON RATE (a)	DEMAND DATE (b)
	Closed-End Investment Companies (4.9%)
7,500	Blackrock Muni New York Intermediate Duration Fund, Inc., VRDP Ser W-7 (AMT) (c)	0.12%	01/07/15	10/01/41	7,500,000
10,000	Blackrock New York Municipal Income Quality Trust, VRDP Ser W-7 (AMT) (c)	0.12	01/07/15	10/01/41	10,000,000
14,000	Nuveen New York AMT-Free Municipal Income Fund, VRDP Ser 4 (c)	0.12	01/07/15	06/01/40	14,000,000
34,500	Nuveen New York Performance Plus Municipal Fund, Inc., VRDP Ser 1-890 (AMT) (c)	0.13	01/07/15	03/01/40	34,500,000
	Total Closed-End Investment Companies (Cost $66,000,000)				66,000,000

See Notes to Financial Statements

Morgan Stanley New York Municipal Money Market Trust

Portfolio of Investments  ■  December 31, 2014 continued

PRINCIPAL AMOUNT (000)		COUPON RATE (a)	DEMAND DATE (b)	MATURITY DATE	VALUE
	Put Option Bond (0.7%)
$9,875	JP Morgan Chase & Co., NY, Battery Park City Authority Junior Ser C PUTTERs Ser 4410 (c) (Cost $9,875,000)	0.09%	03/05/15	08/01/18	$9,875,000
	Total Investments (Cost $1,356,827,657)			100.4%	1,356,827,657
	Liabilities in Excess of Other Assets			(0.4)	(5,802,051)
	Net Assets			100.0%	$1,351,025,606

  AMT  Alternative Minimum Tax.

  BANs  Bond Anticipation Notes.

  PUTTERs  Puttable Tax-Exempt Receipts.

  ROCs  Reset Option Certificates.

  TANs  Tax Anticipation Notes.

  VRDP  Variable Rate Demand Preferred.

  (a)  Rate shown is the rate in effect at December 31, 2014.

  (b)  Date on which the principal amount can be recovered through demand.

  (c)  144A security - Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

See Notes to Financial Statements

Morgan Stanley New York Municipal Money Market Trust

Financial Statements

Statement of Assets and Liabilities December 31, 2014

Assets:
Investments in securities, at value (cost $1,356,827,657)	$1,356,827,657
Cash	40,998
Receivable for:
Shares of beneficial interest sold	6,501,742
Interest	505,744
Prepaid expenses and other assets	43,863
Total Assets	1,363,920,004
Liabilities:
Payable for:
Shares of beneficial interest redeemed	12,611,272
Transfer agent fee	153,119
Administration fee	4,202
Accrued expenses and other payables	125,805
Total Liabilities	12,894,398
Net Assets	$1,351,025,606
Composition of Net Assets:
Paid-in-capital	$1,351,049,097
Dividends in excess of net investment income	(23,491)
Net Assets	$1,351,025,606
Class R Shares:
Net Assets	$362,298,815
Shares Outstanding (unlimited shares authorized, $0.01 par value)	362,256,222
Net Asset Value Per Share	$1.00
Class S Shares:
Net Assets	$988,726,791
Shares Outstanding (unlimited shares authorized, $0.01 par value)	988,646,246
Net Asset Value Per Share	$1.00

See Notes to Financial Statements

Morgan Stanley New York Municipal Money Market Trust

Financial Statements continued

Statement of Operations For the year ended December 31, 2014

Net Investment Income:
Interest	$975,643
Dividends from affiliate (Note 6)	736
Total Income	976,379
Expenses
Advisory fee (Note 3)	5,125,084
Shareholder services fee (Note 4)	1,375,039
Administration fee (Note 3)	687,520
Transfer agent fees and expenses (Note 5)	158,876
Professional fees	106,678
Custodian fees	42,898
Registration fees	41,974
Trustees' fees and expenses	34,905
Shareholder reports and notices	34,799
Other	27,244
Total Expenses	7,635,017
Less: amounts waived/reimbursed (Note 4)	(6,794,043)
Less: rebate from Morgan Stanley affiliated cash sweep (Note 6)	(1,557)
Net Expenses	839,417
Net Investment Income	136,962
Net Increase	$136,962

See Notes to Financial Statements

Morgan Stanley New York Municipal Money Market Trust

Financial Statements continued

Statements of Changes in Net Assets

	FOR THE YEAR ENDED DECEMBER 31, 2014	FOR THE YEAR ENDED DECEMBER 31, 2013
Increase (Decrease) in Net Assets: Operations:
Net investment income	$136,962	$136,411
Net realized gain	—	5,295
Net Increase	136,962	141,706
Dividends to Shareholders From Net Investment Income:
Class R shares	(37,298)	(38,657)
Class S shares	(100,207)	(97,754)
Total Dividends	(137,505)	(136,411)
Net increase (decrease) from transactions in shares of beneficial interest	(103,564,928)	62,125,504
Net Increase (Decrease)	(103,565,471)	62,130,799
Net Assets:
Beginning of period	1,454,591,077	1,392,460,278
End of Period (Including dividends in excess of net investment income of $(23,491) and $(22,948))	$1,351,025,606	$1,454,591,077

See Notes to Financial Statements

Morgan Stanley New York Municipal Money Market Trust

Notes to Financial Statements  ■  December 31, 2014

1. Organization and Accounting Policies

Morgan Stanley New York Municipal Money Market Trust (the "Fund"), is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund applies investment company accounting and reporting guidance. The Fund's investment objective is to seek a high level of daily income which is exempt from federal and New York income tax, consistent with stability of principal and liquidity. The Fund was organized as a Massachusetts business trust on December 28, 1989 and commenced operations on March 20, 1990.

The Fund offers two classes of shares, the Reserve Class ("Class R") and the AA Sweep Class ("Class S"). Class R shares are offered to the general public and Class S shares are offered exclusively to investors who have an Active Assets Account with Morgan Stanley Wealth Management, an affiliate of Morgan Stanley Investment Management Inc. (the "Adviser"). The two classes have the same fees and expenses.

The following is a summary of significant accounting policies:

A. Valuation of Investments — Portfolio securities are valued at amortized cost, which approximates fair value, in accordance with Rule 2a-7 under the Act. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity. Investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Shareholder services fees are charged directly to the respective class.

D. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the close of each business day. Dividends from net investment income, if any, are declared and paid daily. Net realized capital gains, if any, are distributed at least annually.

E. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Morgan Stanley New York Municipal Money Market Trust

Notes to Financial Statements  ■  December 31, 2014 continued

F. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Fair Valuation Measurements

Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

Morgan Stanley New York Municipal Money Market Trust

Notes to Financial Statements  ■  December 31, 2014 continued

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2014.

INVESTMENT TYPE	LEVEL 1 UNADJUSTED QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS	TOTAL
Assets:
Weekly Variable Rate Bonds	$—	$983,800,000	$—	$983,800,000
Daily Variable Rate Bonds	—	130,730,000	—	130,730,000
Municipal Bonds & Notes	—	84,002,657	—	84,002,657
Commercial Paper	—	82,420,000	—	82,420,000
Closed-End Investment Companies	—	66,000,000	—	66,000,000
Put Option Bond	—	9,875,000	—	9,875,000
Total Assets	$—	$1,356,827,657	$—	$1,356,827,657

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of December 31, 2014, the Fund did not have any investments transfer between investment levels.

3. Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement with the Adviser, the Fund pays the Adviser an advisory fee, accrued daily and paid monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.45% to the portion of the daily net assets not exceeding $500 million; 0.375% to the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.325% to the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.30% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.275% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.25% to the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.225% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; and 0.20% to the portion of the daily net assets exceeding $3 billion. For the year ended December 31, 2014, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Fund's average daily net assets.

Morgan Stanley Services Company Inc. was the Fund's Administrator. Effective January 1, 2014, the Adviser also serves as the Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.05% of the Fund's average daily net assets.

Morgan Stanley New York Municipal Money Market Trust

Notes to Financial Statements  ■  December 31, 2014 continued

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

The Adviser/Administrator has agreed to assume all operating expenses of the Fund and to waive the advisory fee and administration fee, as applicable, to the extent that such expenses and fees excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), on an annualized basis exceeds 0.60% of the average daily net assets of the Fund. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Fund's Board of Trustees, (the "Trustees"), act to discontinue all or a portion of such waivers and/or expense reimbursements when they deem such action is appropriate.

4. Shareholder Services Plan

Pursuant to a Shareholder Services Plan (the "Plan"), the Fund may pay Morgan Stanley Distribution, Inc. (the "Distributor"), an affiliate of the Adviser/Administrator, as compensation for the provision of services to shareholders a service fee up to the rate of 0.15% on an annualized basis of the average daily net assets of the Fund.

Reimbursements for these expenses are made in monthly payments by the Fund to the Distributor, which will in no event exceed an amount equal to a payment at the annual rate of 0.15% of the Fund's average daily net assets during the month. Expenses incurred by the Distributor pursuant to the Plan in any fiscal year will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the year ended December 31, 2014, the distribution fee was accrued at the annual rate of 0.10%.

The Distributor and Adviser/Administrator have agreed to waive and/or reimburse all or a portion of the Fund's shareholder services fee, advisory fee and administration fee, respectively, to the extent that total expenses exceed total income of the Fund on a daily basis. For the year ended December 31, 2014, the Distributor waived $1,375,040, the Adviser waived $5,093,922 and the Administrator waived $325,081. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Trustees act to discontinue all or a portion of such waivers and/or expense reimbursements when they deem such action is appropriate.

5. Dividend Disbursing and Transfer Agent

The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Fund.

Morgan Stanley New York Municipal Money Market Trust

Notes to Financial Statements  ■  December 31, 2014 continued

6. Transactions with Affiliates

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds – Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2014, advisory fees paid were reduced by $1,557 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the year ended December 31, 2014 is as follows:

VALUE DECEMBER 31, 2013	PURCHASES AT COST	SALES	DIVIDEND INCOME	VALUE DECEMBER 31, 2014
$—	$246,700,000	$246,700,000	$736	$—

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the year ended December 31, 2014, included in "Trustees' fees and expenses" in the Statement of Operations amounted to $3,938. At December 31, 2014, the Fund had an accrued pension liability of $57,478, which is included in "Accrued expenses and other payables" in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

Morgan Stanley New York Municipal Money Market Trust

Notes to Financial Statements  ■  December 31, 2014 continued

7. Shares of Beneficial Interest

Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

	FOR THE YEAR ENDED DECEMBER 31, 2014	FOR THE YEAR ENDED DECEMBER 31, 2013
CLASS R SHARES
Shares sold	797,815,773	909,233,534
Shares issued in reinvestment of dividends	37,298	38,657
Shares redeemed	(813,613,416)	(949,761,249)
Net decrease — Class R	(15,760,345)	(40,489,058)
CLASS S SHARES
Shares sold	2,305,668,325	2,882,729,351
Shares issued in reinvestment of dividends	100,207	97,754
Shares redeemed	(2,393,573,115)	(2,780,212,543)
Net increase (decrease) — Class S	(87,804,583)	102,614,562
Net increase (decrease) in Fund	(103,564,928)	62,125,504

8. Federal Income Tax Status

It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2014, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2014 and 2013 was as follows:

2014 DISTRIBUTIONS PAID FROM:			2013 DISTRIBUTIONS PAID FROM:
TAX-EXEMPT INCOME	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	TAX-EXEMPT INCOME	ORDINARY INCOME	LONG-TERM CAPITAL GAIN
$136,325	$658	$522	$134,385	$2,026	$—

Morgan Stanley New York Municipal Money Market Trust

Notes to Financial Statements  ■  December 31, 2014 continued

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

At December 31, 2014, the components of distributable earnings for the Fund on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED TAX-EXEMPT INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAIN
$—	$51,100	$—

At December 31, 2014, the aggregate cost for Federal income tax purposes is the same as the cost for book purposes.

9. Money Market Fund Regulation

The SEC recently adopted changes to the rules that govern money market funds. These changes have a phase-in period ranging from mid-2015 (primarily for certain new disclosure-related requirements) to the latter half of 2016 (for the most significant changes, such as the possible imposition of redemption fees and/or the temporary suspension of redemption privileges if a fund's portfolio liquidity falls below certain required minimum levels because of market conditions or other factors). At this time, management is evaluating the implications of these amendments and their impact to the Fund's operations, financial statements and accompanying notes.

Morgan Stanley New York Municipal Money Market Trust

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE YEAR ENDED DECEMBER 31,
	2014		2013		2012		2011		2010^
Class R Shares
Selected Per Share Data:
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00
Net income from investment operations	0.000	(1)	0.000	(1)	0.000	(1)	0.000	(1)	0.000	(1)
Less dividends from net investment income	(0.000	) (1)	(0.000	) (1)	(0.000	) (1)	(0.000	) (1)	(0.000	) (1)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return	0.01%		0.01%		0.01%		0.01%		0.01%
Ratios to Average Net Assets(2):
Net expenses	0.06	%(3)	0.10	%(3)	0.15	%(3)	0.13	%(3)	0.30	%(3)
Net investment income	0.01	%(3)(4)	0.01	%(3)	0.01	%(3)	0.01	%(3)	0.00	%(3)(4)
Rebate from Morgan Stanley affiliate	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)
Supplemental Data:
Net assets, end of period, in thousands	$362,299		$378,059		$418,547		$480,329		$31,242

  ^  Beginning with the year ended December 31, 2011, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

  (1)  Amount is less than $0.001.

  (2)  If the Fund had borne all of its expenses that were reimbursed or waived by the Distributor and Adviser/Administrator, the annualized expense and net investment loss ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT LOSS RATIO
December 31, 2014	0.55%	(0.48)%
December 31, 2013	0.56	(0.45)
December 31, 2012	0.57	(0.41)
December 31, 2011	0.55	(0.41)
December 31, 2010	0.69	(0.39)

  (3)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (4)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley New York Municipal Money Market Trust

Financial Highlights continued

	FOR THE YEAR ENDED DECEMBER 31,
	2014		2013		2012		2011		2010^
Class S Shares
Selected Per Share Data:
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00
Net income from investment operations	0.000	(1)	0.000	(1)	0.000	(1)	0.000	(1)	0.000	(1)
Less dividends from net investment income	(0.000	) (1)	(0.000	) (1)	(0.000	) (1)	(0.000	) (1)	(0.000	) (1)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return	0.01%		0.01%		0.01%		0.01%		0.01%
Ratios to Average Net Assets(2):
Net expenses	0.06	%(3)	0.10	%(3)	0.15	%(3)	0.13	%(3)	0.30	%(3)
Net investment income	0.01	%(3)(4)	0.01	%(3)	0.01	%(3)	0.01	%(3)	0.00	%(3)(4)
Rebate from Morgan Stanley affiliate	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)
Supplemental Data:
Net assets, end of period, in thousands	$988,727		$1,076,532		$973,913		$952,527		$143,694

  ^  Beginning with the year ended December 31, 2011, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

  (1)  Amount is less than $0.001.

  (2)  If the Fund had borne all of its expenses that were reimbursed or waived by the Distributor and Adviser/Administrator, the annualized expense and net investment loss ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT LOSS RATIO
December 31, 2014	0.55%	(0.48)%
December 31, 2013	0.56	(0.45)
December 31, 2012	0.57	(0.41)
December 31, 2011	0.55	(0.41)
December 31, 2010	0.69	(0.39)

  (3)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (4)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley New York Municipal Money Market Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley New York Municipal Money Market Trust:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley New York Municipal Money Market Trust (the "Fund"), including the portfolio of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2010 were audited by another independent registered public accounting firm whose report, dated February 25, 2011, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley New York Municipal Money Market Trust at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2015

Morgan Stanley New York Municipal Money Market Trust

U.S. Privacy Policy (unaudited)

An Important Notice Concerning Our U.S. Privacy Policy

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

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U.S. Privacy Policy (unaudited) continued

1. What Personal Information Do We Collect From You?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2. When Do We Disclose Personal Information We Collect About You?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

a. Information We Disclose to Affiliated Companies. We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

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U.S. Privacy Policy (unaudited) continued

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4. How Can You Limit Our Sharing Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5. How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

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U.S. Privacy Policy (unaudited) continued

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:
Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7. What if an affiliated company becomes a nonaffiliated third party?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies,

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U.S. Privacy Policy (unaudited) continued

your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

Special Notice to Residents of Vermont
The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

Special Notice to Residents of California
The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Morgan Stanley New York Municipal Money Market Trust

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub- Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994- September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

96

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf Charity; Trustee of Fairhaven United Methodist Church.

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Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Independent Trustee***
Michael Bozic (74) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee(since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006- September 2006); Vice Chairman of Kmart Corporation (December 1998- October2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995- November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				98	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	96	Director of various nonprofit organizations.

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Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Independent Trustee***
Nancy C. Everett (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since January 2015	Owner, OBIR, LLC (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	96

Member of Virginia Commonwealth University Board of Visitors; Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999- December 2010); Director, The Victory Funds (February 2005-July 2008).	96

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Member, University of Cincinnati Foundation Investment Committee; formerly, Member, Miami University Board of Visitors (2008- 2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (66) c/o Johnson Smick International, Inc. 220 I Street, N.E. - Suite 200 Washington, D.C. 20002	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	98	Director of NVR, Inc. (home construction).

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Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Independent Trustee***
Joseph J. Kearns (72) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	99	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				96	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (78) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	98	None.

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Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Independent Trustee***
W. Allen Reed (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	96	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (82) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	99	Through December 31, 2012, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-December 2012).

Interested Trustee:

Name, Age and Address of Interested Trustee	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee***
James F. Higgins (67) One New York Plaza, New York, NY 10004	Trustee	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	97

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

  *  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

  **  The Fund Complex includes (as of December 31, 2014) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

  ***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

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Trustee and Officer Information (unaudited) continued

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006) and Global Portfolio Analysis and Reporting (since 2012); for MSIM's Long Only business.

Stefanie V. Chang Yu (48) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (49) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (49) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (47) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

  *  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is chosen and qualifies.

2014 Federal Tax Notice (unaudited)
For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2014. The Fund designated 99.94% of its income dividends as tax-exempt income dividends. The Fund also designated and paid $522 as a long-term capital gain distribution.
In January, the Fund provides tax information to shareholders for the preceding calendar year.

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Item 2.  Code of Ethics.

(a)                                 The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)                                 No information need be disclosed pursuant to this paragraph.

(c)                                  Not applicable.

(d)                                 Not applicable.

(e)                                  Not applicable.

(f)

(1)                                 The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)                                 Not applicable.

(3)                                 Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2014

	Registrant			Covered Entities(1)
Audit Fees		$32,104		N/A

Non-Audit Fees
Audit-Related Fees			$(2)		$(2)
Tax Fees		$3,867	(3)	$8,655,656	(4)
All Other Fees	$			$285,341	(5)
Total Non-Audit Fees		$3,867		$8,940,997

Total		$35,971		$8,940,997

2013

	Registrant			Covered Entities(1)
Audit Fees		$30,893		N/A

Non-Audit Fees
Audit-Related Fees			$(2)		$(2)
Tax Fees		$3,765	(3)	$7,772,493	(4)
All Other Fees	$			$101,000	(5)
Total Non-Audit Fees		$3,765		$7,873,493

Total		$34,658		$7,873,493

N/A- Not applicable, as not required by Item 4.

(1)         Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)         Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)         All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)                                 This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)                   Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)                                   Not applicable.

(g)                                  See table above.

(h)                                 The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a)         The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph Kearns, Michael Nugent, Allen Reed and Michael Klein.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley New York Municipal Money Market Trust

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
February 18, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
February 18, 2015

/s/ Francis Smith
Francis Smith
Principal Financial Officer
February 18, 2015